UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
FORM 8-K
______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2026
______________________________________________________________________
Contineum Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________________

Delaware	001-42001	27-1467257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 General Atomics Court, Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
(858) 333-5280
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
______________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CTNM	The Nasdaq Global Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Corporate Presentation.
On July 13, 2026, the Company updated its corporate presentation to reflect certain business and strategic updates. The updated corporate presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The Company's updated corporate presentation will be posted to the Company’s website, www.contineum-tx.com. The Company plans to use its website to disseminate future updates to its corporate presentation and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation available on the Company’s website. The information contained in the corporate presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation of Contineum Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 13, 2026

Contineum Therapeutics, Inc.

By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer Principal Financial Officer and Principal Accounting Officer